Exhibit 10.1


                              Purchase Agreement


Supplier: Shanghai Jinkui Packaging Material Co., Ltd  ("JINKUI")

Purchaser: Hunan Prince Milk Group

Reference #: 20070312058

Signing addresses: Zhuzhou city, Hunan province

Date:  March 12, 2007


1. Product name, trademark, type, manufacturer, quantity, amount, delivery time and quantity


------------------ ---------------- ----------------- -------- ------------------ -------------- ------------------------
Product name       Trademark        Type              Unit     Unit Price         Quantity       Amount
------------------ ---------------- ----------------- -------- ------------------ -------------- ------------------------
Aluminum     Foil  Jinkui           Diversified       Ton      RMB 36,000         500 tons       RMB 18,000,000
for  Prince  Milk                                              ($4,500/ton)                      ($2,300,000)
(2 layers)
------------------ ---------------- ----------------- -------- ------------------ -------------- ------------------------

2. The delivery time, quantity and the unit price: It depends on the written notice of the delivery from the purchaser regarding the specific quantity, unit price and the date of availability. The supplier must guarantee the punctual delivery to the assigned location according to the written notice from the purchaser.

3. Quality requirement, technical standard and the condition and deadline of the supplier responsible for the quality: Supplier manufactures the products according to the national, professional standard or agreement reached by both parties (or the agreement appendix). When the supplier delivers the batch of products to the purchaser, the supplier must provide the quality certificate, which should be confirmed by the purchaser.

4. The address and the way to handing over the products: Deliver, check and accept the products at the assigned location by the purchaser .The expenses of hanging and moving the products should be born by the supplier .The delivery date is delivery certificate of the supplier. The supplier delivers the products to the assigned warehouse assigned by the purchaser.

5. Transport mode, station of arrival and expense: For the automobile (railroad, aviation, aquatic) transportation, the supplier undertakes consigns for shipment. The cartage expense and the journey cargo damage loss are born by the supplier. The purchaser receives the products at the warehouse assigned by the purchaser.

6. Packing standard, the supplying and recycling of the packing material: Need the corresponding packaging meeting the products high standard safety requirements.

7. The approval standard, method and the objection deadline: After the purchaser receives the products, the purchaser should check the products according to the national, professional standard or the agreement achieved by both parties (agreement appendix). After the products arrived the purchaser's assigned warehouse, the purchaser can propose the objection to the supplier within 30 days after the purchaser approved the quality.

8. Way and deadline of settlement: After delivery, the purchaser makes payment for the amount of the first month in 3 months, later by the analogy.

9. Violation responsibility: According to the "Law of Contract" of People's Republic of China.

10. Way of solving the dispute: Commonly the dispute is negotiated by both parties. If failed, both of the parties agree to file the lawsuit in the local court within the agreement jurisdiction.

11. Agreement term: From March 12, 2007 to March 12, 2008.

12. The agreement was signed on March 12, 2007 in Zhuzhou city. There are four copies and both sides hold two respectively. All of the copies have the same legal effect.

13. Other items:

 (1)Before signing the agreement, the supplier should provide the certificate of the independent legal representative and the business license copy.
 (2 Before delivery, the supplier must inform the purchaser.
 (3 The supplier should provide the purchaser the invoice of 17% increment duty.


Supplier: Shanghai Jinkui Packaging Material Co., Ltd
Signature and Stamp

Purchaser: Hunan Prince Milk Group
Signature and Stamp